Exhibit 32(a)


           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
                                OF 2002


In connection with the Quarterly Report on Form 10-Q of CNF Inc. (the "Company") for the quarterly period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gregory L. Quesnel, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

  (1)  The Report fully complies with the requirements of
       section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  November 12, 2003

                                 /s/ Gregory L. Quesnel
                                 ------------------------------
                                 Name:  Gregory L. Quesnel
                                 Title: Chief Executive Officer










                                               Exhibit 32(b)


           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
                                OF 2002


In connection with the Quarterly Report on Form 10-Q of CNF Inc. (the "Company") for the quarterly period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Chutta Ratnathicam, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

  (1)  The Report fully complies with the requirements of
       section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  November 12, 2003

                                 /s/ Chutta Ratnathicam
                                 ------------------------------
                                 Name:  Chutta Ratnathicam
                                 Title: Chief Financial Officer